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                                                                   EXHIBIT 10.32

                                    FORM OF
                            AMENDMENT NUMBER ONE TO
                        GENERAL CONTINUING GUARANTY AND
                               SECURITY AGREEMENT


          This AMENDMENT NUMBER ONE TO GENERAL CONTINUING GUARANTY AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 9, 1998, by and between Foothill Capital Corporation, a California corporation ("Foothill"), and Family Restaurants, Inc., a Delaware corporation ("FRI") with reference to the following facts:

     A. Foothill, on the one hand, and El Torito Restaurant's, Inc. ("El Torito"), a Delaware corporation, Chi-Chi's, Inc., a Delaware Corporation (collectively with El Torito, "Borrower"), FRI-MRD Corporation, a Delaware corporation ("FRI-MRD"), and certain of their Affiliates, on the other hand, heretofore have entered into that certain Loan and Security Agreement, dated as of January 10, 1997, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 23, 1997, as amended by that certain Amendment Number Two to Loan and Security Agreement, dated as of August 12, 1997, as amended by that certain Amendment Number Three to Loan and Security Agreement, dated as of April __, 1998, and as amended by that certain Amendment Number Four to Loan and Security Agreement, dated as of the date hereof (the "Fourth Amendment"), (collectively, the "Loan Agreement");

     B. Foothill and FRI have heretofore entered into that certain General Continuing Guaranty, dated as of January 10, 1997 (the "Guaranty"), pursuant to which FRI has guaranteed the obligations of Borrower to Foothill under the Loan Agreement, and that certain Security Agreement, dated as of January 10, 1997 (the "Security Agreement"), pursuant to which FRI has collateralized its obligations under the Guaranty;

     C. Concurrently herewith, Borrower, FRI-MRD, and Foothill are entering into the Fourth Amendment to permit, inter alia, FRI-MRD's issuance of
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          new Senior Secured Discount Notes in the original principal amount of up to $24,000,000 (yielding gross proceeds of approximately $21,000,000) to be secured by a pledge of the Pledged HGI Collateral;

     D. FRI has requested Foothill to amend the Guaranty and the Security Agreement to permit the foregoing transactions; and

     E. Foothill is willing to so modify the Guaranty and the Security Agreement, each in accordance with the terms and conditions hereof;
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          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and FRI hereby agree as follows:

          1.   DEFINITIONS FOR THIS AMENDMENT.
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          Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Security Agreement, as amended hereby. For purposes of this Amendment only, the following initially capitalized terms shall have the following meanings:

          "Effective Date" means the date on which Foothill acknowledges, in
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writing, that each of the conditions contained in Section 4 have been fulfilled
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or waived.

          2.   AMENDMENTS TO THE GUARANTY.
               --------------------------

               a.   Section 21(c) of the Guaranty hereby is amended and restated
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in its entirety to read as follows:

               (c) Except as otherwise provided below, (i) if, after the Closing Date, Guarantor acquires any real or personal property or assets, Guarantor shall grant to Guarantied Party first priority (except for Permitted Liens) security interests in any or all of such real or personal property or assets, and (ii) if, after the Closing Date, Guarantor forms or acquires any additional Subsidiary, Guarantor shall (A) grant or cause to be granted to Guarantied Party a first priority security interest in all Stock of such Subsidiary (not including the Stock of HGI) owned by Guarantor or any Subsidiary of Guarantor, (B) cause such Subsidiary, if it is a Restricted Subsidiary, to guarantee payment and performance of the Obligations pursuant to a written guaranty similar in form and substance to the Guaranty (including similar representations, warranties, and covenants, except for any provisions that are unique to Guarantor and therefore inapplicable to such Restricted Subsidiary), and (C) except for HGI, cause such Subsidiary, if it is a Restricted Subsidiary, to grant to Guarantied Party first priority (except for Permitted Liens) security interests in any or all of the real or personal property or assets of such Subsidiary pursuant to a written security agreement similar in form and substance to the Guarantor Security Agreement (including similar representations, warranties, and covenants, except for any provisions that are unique to Guarantor and therefore inapplicable to such Restricted Subsidiary).

          3.   AMENDMENTS TO THE SECURITY AGREEMENT.
               ------------------------------------

               a.   Section 1.1 of the Agreement hereby is amended by modifying
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the following definition:

               "Collateral" means each of the following: the Accounts;
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     Guarantor's Books; the Equipment; the General Intangibles; the Inventory;
     the Negotiable Collateral; any money, or other assets of Guarantor which now or hereafter come into the possession, custody, or control of Foothill; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering

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     any or all of the Collateral, and any and all Accounts, Guarantor's Books,
     Equipment, General Intangibles, Inventory, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; provided, however, that the Pledged HGI Collateral and the
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     proceeds or products thereof shall not constitute Collateral.

               "Negotiable Collateral" means all of Guarantor's present and
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     future letters of credit, notes, drafts, instruments, Investment Property
     (including the shares of stock of Subsidiaries of Guarantor, other than HGI), documents, personal property leases (wherein Guarantor is the lessor), chattel paper, and Guarantor's Books relating to any of the foregoing.

               b.   Section 5.1 of the Security Agreement hereby is amended and
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restated in its entirety to read as follows:

               5.1 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens and the pledge of the Pledged HGI Collateral pursuant to the Senior Secured Discount Note Agreement.

          4.   CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT.
               -----------------------------------------------------------

          The effectiveness of the provisions of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

          a. Foothill shall have received each of the following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                    (1)  this Amendment; and

                    (2)  the Fourth Amendment.

          b.        All conditions to the effectiveness of Section 3 of the
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Fourth Amendment shall have been fulfilled or waived, and the same shall be in full force and effect.

          c. Foothill shall have received a certificate from the Secretary of FRI attesting to the resolutions of FRI's Board of Directors authorizing its execution, delivery, and performance of this Amendment and authorizing specific officers of FRI to execute the same;

          d. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, FRI, any other Guarantor, Foothill, or any of their Affiliates; and

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          e.        All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.

          5.  REPRESENTATIONS AND WARRANTIES.  FRI hereby represents and
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warrants to Foothill that: (a) the execution, delivery, and performance of this
Amendment, of the Guaranty as amended by this Amendment, and of the Security Agreement as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b) this Amendment, the Guaranty as amended by this Amendment, and the Security Agreement as amended by this Amendment, constitute FRI's legal, valid, and binding obligation, enforceable against FRI in accordance with their terms.

          6.   EFFECT ON GUARANTY.  The Guaranty, as amended by this Amendment,
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shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Guaranty, as in effect prior to the date hereof.

          7.   EFFECT ON SECURITY AGREEMENT.  The Security Agreement, as amended
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by this Amendment, shall be and remain in full force and effect in accordance with its respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Security Agreement, as in effect prior to the date hereof.

          8.   MISCELLANEOUS.
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          a.        Upon the effectiveness of this Amendment, each reference in the Guaranty to "this Guaranty", "hereunder", "herein", "hereof" or words of like import referring to the Guaranty shall mean and refer to the Guaranty as amended by this Amendment.

          b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Guaranty", "thereunder", "therein", "thereof" or words of like import referring to the Guaranty shall mean and refer to the Guaranty as amended by this Amendment.

          c. Upon the effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Security Agreement shall mean and refer to the Security Agreement as amended by this Amendment.

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          d.        Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Security Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Security Agreement shall mean and refer to the Security Agreement as amended by this Amendment.

          e. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


                          [Signature page to follow.]

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                                     FAMILY RESTAURANTS, INC.,
                                     a Delaware corporation



                                     By
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                                     Title:
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                                     FOOTHILL CAPITAL CORPORATION,
                                     a California corporation



                                     By
                                        --------------------------------
                                     Title:
                                            ----------------------------

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